UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

WHERE FOOD COMES FROM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-133624	43-1802805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 400
Castle Rock, Colorado	80104
(Address of Principal Executive Offices)	(Zip Code)

(303) 895-3002

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WFCF	The NASDAQ Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Shareholders

On May 21, 2021, the Company held its 2021 Annual Meeting of Stockholders. Each proposal subject to a vote at the 2021 Annual Meeting was described in detail in the Company’s 2021 Proxy Statement. With respect to each of the proposals the Company’s stockholders voted as indicated below.

1.	Election of Directors		For	Withheld
	●	John Saunders	3,949,568	40,090
	●	Leann Saunders	3,970,163	19,495
	●	Peter C. Lapaseotes, Jr.	3,949,280	40,378
	●	Adam Larson	3,949,293	40,365
	●	Tom Heinen	3,949,568	40,090
	●	Graeme P. Rein	3,949,568	40,090
	●	Michael D. Smith	3,949,968	40,690

		For	Against	Abstain
2.	To ratify the appointment of Causey, Demgen & Moore, P.C. as the independent registered public accounting firm of the Company for the year-ending December 31, 2021.	4,790,424	106	51,107

		For	Against	Abstain
3.	Shareholder proposal to approve a proposal regarding preparation of a report on steps to enhance on gender, racial and ethnic diversity.	124,808	3,857,750	7,100

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHERE FOOD COMES FROM, INC. (Registrant)

	By:	/s/ Dannette Henning
Date: May 25, 2021		Dannette Henning
Chief Financial Officer